EXHIBIT 99

 For Further Information:

 United Financial Mortgage Corp.      Coffin Communications Group
 600 Enterprise Dr., Suite 206        15300 Ventura Boulevard, Suite 303
 Oak Brook, IL 60523                  Sherman Oaks, CA  91403
 (630) 571-7222                       (818) 789-0100
 (630) 571-2623 Fax                   (818) 789-1152 Fax
 Contact: Steve Khoshabe              Contact: William F. Coffin, CEO
          Chief Financial Officer       David Watson, VP Media Relations
          sk@ufmc.com                   David.Watson@coffincg.com


 FOR IMMEDIATE RELEASE:

            United Financial Mortgage Corp. Reports Record Results
                     for Fiscal Year Ended April 30, 2002

 Oak Brook, IL, July 29, 2002 -- United Financial Mortgage Corp. (CHX: "UFM" or "the Company") today announced record revenues and earnings for the fiscal year ended April 30, 2002.

 Revenues for the fiscal year ended April 30, 2002 were $22,607,274, a 51% increase compared to revenues of $14,941,675 for the year ended April 30, 2001. Net income for the year ended April 30, 2002 was $1,095,273, or $0.26 per share, compared to $868,257, or $0.21 per share, for the fiscal year ended April 30, 2001.

 Company management cited an increase in new branch offices, ongoing cost containment efforts and favorable interest rates as factors contributing to the record results.

 Joseph Khoshabe, President and CEO of United Financial Mortgage stated, "Our fiscal year 2002 results reflect significant accomplishments for our Company, sustained over several quarters. The fiscal year's revenues and loan volumes set records, and our internal expansion and operating efficiency programs are performing at or above expectations. We continue to believe that our Company is showing reliable, above-average performance that is not reflected in our market valuation or current trading levels."

 About United Financial Mortgage

 United Financial Mortgage Corp. is a national mortgage banker principally engaged in originating retail and wholesale mortgages for single family residences of one to four units. The Company is headquartered in Oak Brook, Illinois and has regional offices in several other states. The Company's web site (www.ufmc.com) allows consumers to get information on the many different types of mortgage loans offered by the Company, calculate mortgage payments, and apply online for a mortgage.


 This press release may contain forward looking statements that involve risks and uncertainties that could cause actual results to differ materially from the statements contained herein. Such risks and uncertainties include, but are not limited to, changes in the performance of the financial markets, changes in the demand for and market acceptance of the Company's products, changes in the mortgage lending industry or changes in general economic conditions, including interest rates, the impact of competition, changes in the value of real estate, the ability to maintain and increase sources of funding, and other risks disclosed from time to time in the Company's SEC reports and filings.

                          (financial tables follow)

                       United Financial Mortgage Corp.
                                BALANCE SHEETS
                           April 30, 2002 and 2001

 ----------------------------------------------------------------------------

                                                     2002             2001
                                                 -----------      -----------
 ASSETS
   Cash and due from other financial
     institutions                               $  1,794,254     $  1,154,687
   Interest bearing deposits in other
     financial institutions                        4,411,951        3,105,923
                                                 -----------      -----------
      Total cash and cash equivalents              6,206,205        4,260,610
   Certificates of deposit                         1,221,835        1,233,113
   Loans held for sale                            51,417,233       52,719,199
   Notes receivable-related parties                   80,647           71,500
   Mortgage servicing rights, net                  1,339,698          591,593
   Leasehold improvements and equipment, net         298,080          313,107
   Goodwill                                          105,257          114,409
   Prepaid expenses and other assets               1,296,377        1,083,747
                                                 -----------      -----------
      Total assets                              $ 61,965,332     $ 60,387,278
                                                 ===========      ===========

 LIABILITIES AND STOCKHOLDERS' EQUITY
 Liabilities
   Warehouse lines of credit                    $ 50,209,562     $ 51,052,398
   Note payable                                      369,836          392,545
   Accrued expenses and other liabilities          3,088,371        1,512,231
                                                 -----------      -----------
      Total liabilities                           53,667,769       52,957,174

 Stockholders' equity
   Preferred stock, 5,000,000 authorized, no
    par value, Series A redeemable shares, 63
    issued and outstanding at April 30, 2002
    and 2001 (aggregate liquidation preference
    of $315,000)                                     315,000          315,000
   Common stock, no par value, 20,000,000
    shares authorized, 4,095,029 shares issued
    and outstanding at April 30, 2002 and
    April 30, 2001                                 6,633,903        6,633,903
   Retained earnings                               1,594,621          537,848
                                                 -----------      -----------
                                                   8,543,524        7,486,751
   Treasury stock, 149,580 shares at April 30,
     2002 and 35,080 shares at April 30, 2001,
     at cost                                        (245,961)         (56,647)
                                                 -----------      -----------
      Total stockholders' equity                   8,297,563        7,430,104
                                                 -----------      -----------
   Total liabilities and stockholders' equity   $ 61,965,332     $ 60,387,278
                                                 ===========      ===========

                        United Financial Mortgage Corp.
                             STATEMENTS OF INCOME
                     Years ended April 30, 2002 and 2001

 ----------------------------------------------------------------------------

                                                     2002             2001
                                                 -----------      -----------
 Revenues
   Gain on sale of loans                        $ 14,638,326     $  8,744,979
   Loan charges                                    4,081,810        3,484,800
   Loan servicing income                             202,127           78,696
   Interest income                                 3,685,011        2,563,961
   Other income                                            -           69,239
                                                 -----------      -----------
      Total revenues                              22,607,274       14,941,675

 Expenses
   Salaries and commissions                       13,002,563        8,288,585
   Selling and administrative                      4,804,329        2,971,475
   Interest expense                                2,362,696        2,509,979
   Depreciation and amortization                     135,025          131,038
                                                 -----------      -----------
      Total expenses                              20,304,613       13,901,077
                                                 -----------      -----------
 Income before income taxes                        2,302,661        1,040,598

 Income taxes                                      1,207,388          172,341
                                                 -----------      -----------
 Net income                                        1,095,273          868,257

 Preferred stock dividends                            38,500                -
                                                 -----------      -----------
 Net income for common stockholders             $  1,056,773     $    868,257
                                                 ===========      ===========
 Basic earnings per common share                $        .26     $        .21
                                                 ===========      ===========
 Diluted earnings per common share              $        .26     $        .21
                                                 ===========      ===========

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